UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2016

Semiannual Report
to Shareholders

Deutsche Global Infrastructure Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

9 Portfolio Summary

13 Investment Portfolio

17 Statement of Assets and Liabilities

19 Statement of Operations

20 Statement of Changes in Net Assets

21 Financial Highlights

26 Notes to Financial Statements

37 Information About Your Fund's Expenses

39 Advisory Agreement Board Considerations and Fee Evaluation

44 Account Management Resources

46 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary June 30, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 6/30/16
Unadjusted for Sales Charge	15.24%	4.99%	10.61%	7.92%
Adjusted for the Maximum Sales Charge (max 5.75% load)	8.61%	–1.05%	9.31%	7.13%
MSCI World Index†	0.66%	–2.78%	6.63%	4.06%
Dow Jones Brookfield Global Infrastructure Index††	16.19%	3.22%	9.61%	7.98%
Class C	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 6/30/16
Unadjusted for Sales Charge	14.75%	4.21%	9.76%	7.10%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	13.75%	4.21%	9.76%	7.10%
MSCI World Index†	0.66%	–2.78%	6.63%	4.06%
Dow Jones Brookfield Global Infrastructure Index††	16.19%	3.22%	9.61%	7.98%
Class R6		6-Month‡	1-Year	Life of Class**
Average Annual Total Returns as of 6/30/16
No Sales Charges		15.36%	5.26%	–0.20%
MSCI World Index†		0.66%	–2.78%	–0.65%
Dow Jones Brookfield Global Infrastructure Index††		16.19%	3.22%	–1.07%
Class S	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 6/30/16
No Sales Charges	15.24%	5.07%	10.79%	8.13%
MSCI World Index†	0.66%	–2.78%	6.63%	4.06%
Dow Jones Brookfield Global Infrastructure Index††	16.19%	3.22%	9.61%	7.98%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 6/30/16
No Sales Charges	15.38%	5.31%	10.93%	8.21%
MSCI World Index†	0.66%	–2.78%	6.63%	4.06%
Dow Jones Brookfield Global Infrastructure Index††	16.19%	3.22%	9.61%	7.98%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 1.38%, 2.15%, 1.51%, 1.20% and 1.09% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Infrastructure Fund — Class A ■ MSCI World Index† ■ Dow Jones Brookfield Global Infrastructure Index††

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Deutsche Global Infrastructure Fund commenced operations on June 24, 2008. The performance shown for the index is for the time period of June 30, 2008 through June 30, 2016, which is based on the performance period of the life of the Fund.

** Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period from August 31, 2014 through June 30, 2016, which is based on the performance period of the life of Class R6.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

†† The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
6/30/16	$ 14.48	$ 14.32	$ 14.41	$ 14.41	$ 14.42
12/31/15	$ 12.63	$ 12.52	$ 12.57	$ 12.58	$ 12.58
Distribution Information as of 6/30/16
Income Dividends, Six Months	$ .07	$ .05	$ .08	$ .08	$ .08

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Co-Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

— BS, University of Southern California.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 1999.

— BBA, St. Bonaventure University; MBA, University of Chicago.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment experience began in 2002.

— BS, Indiana University-Bloomington.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at June 30, 2016 (55.6% of Net Assets)	Country	Percent
1. National Grid PLC Owns, operates and develops electricity and gas networks	United Kingdom	8.0%
2. PG&E Corp. Provider of electric and gas utilities	United States	6.8%
3. Crown Castle International Corp. Provider of wireless infrastructure	United States	6.8%
4. Sempra Energy Provider of electric and natural gas products and services	United States	6.3%
5. Kinder Morgan, Inc. Operator of natural gas and products pipelines	United States	6.3%
6. American Tower Corp. Operator and developer of wireless communications and broadcast towers	United States	6.1%
7. TransCanada Corp. Natural gas transmission and power services provider	Canada	4.9%
8. Eversource Energy Public utility holding company	United States	4.6%
9. Transurban Group Owns and operates urban toll road networks	Australia	3.0%
10. Pembina Pipeline Corp. Transports, stores and markets petroleum products	Canada	2.8%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 44 for contact information.

Investment Portfolio as of June 30, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 90.8%
Australia 4.2%
Sydney Airport (Units)	8,958,794	46,668,844
Transurban Group (Units)	12,951,088	116,423,340
(Cost $129,411,613)		163,092,184
Canada 11.6%
Enbridge, Inc.	2,455,516	104,021,356
Inter Pipeline Ltd. (a)	2,281,489	48,386,391
Pembina Pipeline Corp. (a)	3,619,752	109,997,650
TransCanada Corp. (a)	4,196,084	189,870,406
(Cost $412,302,048)		452,275,803
China 0.9%
ENN Energy Holdings Ltd. (Cost $37,284,893)	7,378,040	36,752,380
France 0.9%
Groupe Eurotunnel SE (Registered)	2,333,996	24,778,641
VINCI SA	131,768	9,341,866
(Cost $40,071,219)		34,120,507
Hong Kong 2.5%
Beijing Enterprises Holdings Ltd.	10,484,200	59,825,274
China Merchants Holdings International Co., Ltd.	14,615,937	39,104,454
(Cost $116,974,051)		98,929,728
Italy 1.9%
Snam SpA (Cost $63,418,213)	12,266,279	73,169,561
Japan 1.2%
Tokyo Gas Co., Ltd. (Cost $51,160,366)	11,404,400	46,754,050
Spain 3.1%
Aena SA 144A (a)	314,177	41,367,858
Ferrovial SA	4,058,716	78,837,382
(Cost $107,801,080)		120,205,240
Switzerland 1.6%
Flughafen Zuerich AG (Registered) (Cost $36,381,114)	361,000	63,660,215
United Kingdom 13.2%
National Grid PLC	21,298,749	312,376,756
Severn Trent PLC	3,230,900	105,325,816
United Utilities Group PLC	7,008,900	96,747,114
(Cost $468,619,547)		514,449,686
United States 49.7%
American Tower Corp. (REIT)	2,084,621	236,833,792
American Water Works Co., Inc.	816,630	69,013,401
Avangrid, Inc.	874,994	40,302,224
Columbia Pipeline Group, Inc.	2,108,081	53,734,985
Crown Castle International Corp. (REIT)	2,595,579	263,269,578
Edison International	526,918	40,925,721
Enbridge Energy Management LLC (a)	1,710,773	39,364,888
Eversource Energy	3,014,429	180,564,297
Kinder Morgan, Inc.	13,143,082	246,038,495
NiSource, Inc.	3,408,505	90,393,553
NorthWestern Corp.	1,188,000	74,927,160
Pattern Energy Group, Inc. (a)	462,286	10,618,709
PG&E Corp.	4,118,955	263,283,604
SBA Communications Corp. "A"*	371,382	40,086,973
Sempra Energy	2,169,913	247,413,480
Union Pacific Corp.	449,393	39,209,539
(Cost $1,522,294,473)		1,935,980,399
Total Common Stocks (Cost $2,985,718,617)		3,539,389,753

Master Limited Partnerships 3.5%
United States
Enbridge Energy Partners LP	2,137,542	49,590,974
Fairway Energy LP (Units), 144A*	6,190,000	57,982,764
Plains GP Holdings LP "A"	2,755,471	28,739,563
Total Master Limited Partnerships (Cost $159,122,280)		136,313,301

Securities Lending Collateral 6.1%
Daily Assets Fund "Capital Shares", 0.51% (b) (c) (Cost $236,624,980)	236,624,980	236,624,980

Cash Equivalents 5.5%
Deutsche Central Cash Management Government Fund, 0.44% (b) (Cost $213,913,215)	213,913,215	213,913,215

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,595,379,092)†	105.9	4,126,241,249
Other Assets and Liabilities, Net	(5.9)	(228,928,772)
Net Assets	100.0	3,897,312,477

* Non-income producing security.

† The cost for federal income tax purposes was $3,650,554,311. At June 30, 2016, net unrealized appreciation for all securities based on tax cost was $475,686,938. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $622,765,645 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $147,078,707.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2016 amounted to $229,231,221, which is 5.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ —	$ 163,092,184	$ —	$ 163,092,184
Canada	452,275,803	—	—	452,275,803
China	—	36,752,380	—	36,752,380
France	—	34,120,507	—	34,120,507
Hong Kong	—	98,929,728	—	98,929,728
Italy	—	73,169,561	—	73,169,561
Japan	—	46,754,050	—	46,754,050
Spain	—	120,205,240	—	120,205,240
Switzerland	—	63,660,215	—	63,660,215
United Kingdom	—	514,449,686	—	514,449,686
United States	1,935,980,399	—	—	1,935,980,399
Master Limited Partnerships	78,330,537	—	57,982,764	136,313,301
Short-Term Investments (d)	450,538,195	—	—	450,538,195
Total	$ 2,917,124,934	$ 1,151,133,551	$ 57,982,764	$ 4,126,241,249

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 other receivable, for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of December 31, 2015	$ 53,324,981
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	4,657,783
Amortization of premium/accretion of discount	—
Purchases	—
(Sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of June 30, 2016	$ 57,982,764
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2016	$ 4,657,783

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 6/30/16	Valuation Technique(s)	Unobservable Input
Master Limited Partnership: Crude Oil & Refined Products	$ 57,982,764	Market Approach	Last Traded Price Adjusted for Proxy

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $3,144,840,897) — including $229,231,221 of securities loaned	$ 3,675,703,054
Investment in Daily Asset Fund (cost $236,624,980)*	236,624,980
Investment in Deutsche Central Cash Management Government Fund (cost $213,913,215)	213,913,215
Total investments in securities, at value (cost $3,595,379,092)	4,126,241,249
Foreign currency, at value (cost $18,592,985)	18,623,165
Receivable for investments sold	21,397,698
Receivable for Fund shares sold	10,399,744
Dividends receivable	25,913,766
Interest receivable	137,616
Foreign taxes recoverable	302,162
Other assets	114,869
Total assets	4,203,130,269
Liabilities
Payable upon return of securities loaned	236,624,980
Payable for investments purchased	55,032,250
Payable for Fund shares redeemed	6,674,677
Accrued management fee	2,763,343
Accrued Directors' fees	23,401
Other accrued expenses and payables	4,699,141
Total liabilities	305,817,792
Net assets, at value	$ 3,897,312,477
Net Assets Consist of
Undistributed net investment income	26,887,386
Net unrealized appreciation (depreciation) on: Investments	530,862,157
Foreign currency	(1,015,259)
Accumulated net realized gain (loss)	(389,740,958)
Paid-in capital	3,730,319,151
Net assets, at value	$ 3,897,312,477

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,065,718,205 ÷ 73,621,818 outstanding shares of capital stock, $.01 par value, 350,000,000 shares authorized)	$ 14.48
Maximum offering price per share (100 ÷ 94.25 of $14.48)	$ 15.36

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($708,580,881 ÷ 49,474,729 outstanding shares of capital stock, $.01 par value, 200,000,000 shares authorized)

$ 14.32
Class R6 Net Asset Value, offering and redemption price(a) per share ($1,454,630 ÷ 100,935 outstanding shares of capital stock, $.01 par value, 50,000,000 shares authorized)	$ 14.41
Class S Net Asset Value, offering and redemption price(a) per share ($1,391,095,591 ÷ 96,508,964 outstanding shares of capital stock, $.01 par value, 500,000,000 shares authorized)	$ 14.41
Institutional Class Net Asset Value, offering and redemption price(a) per share ($730,463,170 ÷ 50,669,953 outstanding shares of capital stock, $.01 par value, 250,000,000 shares authorized)	$ 14.42

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,308,164)	$ 65,099,509
Income distributions — Deutsche Central Cash Management Government Fund	364,854
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	734,378
Total income	66,198,741
Expenses: Management fee	16,434,975
Administration fee	1,849,868
Services to shareholders	3,158,977
Distribution and service fees	4,632,128
Custodian fee	234,027
Professional fees	82,121
Reports to shareholders	207,503
Registration fees	104,949
Directors' fees and expenses	102,553
Other	104,152
Total expenses before expense reductions	26,911,253
Expense reductions	(2,302)
Total expenses after expense reductions	26,908,951
Net investment income (loss)	39,289,790
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(71,473,630)
Foreign currency	(637,673)
(72,111,303)
Change in net unrealized appreciation (depreciation) on: Investments	551,327,787
Foreign currency	(754,291)
550,573,496
Net gain (loss)	478,462,193
Net increase (decrease) in net assets resulting from operations	$ 517,751,983

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income (loss)	$ 39,289,790	$ 79,655,993
Net realized gain (loss)	(72,111,303)	(291,350,905)
Change in net unrealized appreciation (depreciation)	550,573,496	(641,960,410)
Net increase (decrease) in net assets resulting from operations	517,751,983	(853,655,322)
Distributions to shareholders from Net investment income: Class A	(5,435,147)	(17,266,582)
Class C	(2,285,544)	(6,779,098)
Class R6	(8,982)	(17,795)
Class S	(8,244,595)	(28,836,326)
Institutional Class	(4,786,998)	(14,688,910)
Net realized gains: Class A	—	(2,675,494)
Class C	—	(1,558,209)
Class R6	—	(2,161)
Class S	—	(4,006,082)
Institutional Class	—	(1,782,860)
Total distributions	(20,761,266)	(77,613,517)
Fund share transactions: Proceeds from shares sold	554,450,743	2,231,371,365
Reinvestment of distributions	18,307,738	67,824,318
Payments for shares redeemed	(1,113,682,827)	(3,478,887,339)
Redemption fees	20,957	30,592
Net increase (decrease) in net assets from Fund share transactions	(540,903,389)	(1,179,661,064)
Increase (decrease) in net assets	(43,912,672)	(2,110,929,903)
Net assets at beginning of period	3,941,225,149	6,052,155,052
Net assets at end of period (including undistributed net investment income of $26,887,386 and $8,358,862, respectively)	$ 3,897,312,477	$ 3,941,225,149

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 12.63	$ 14.97	$ 13.43	$ 11.84	$ 10.50	$ 9.46
Income (loss) from investment operations: Net investment income[a]	.14	.20	.20	.22	.25	.23
Net realized and unrealized gain (loss)	1.78	(2.35)	2.20	1.90	1.43	1.20
Total from investment operations	1.92	(2.15)	2.40	2.12	1.68	1.43
Less distributions from: Net investment income	(.07)	(.17)	(.17)	(.19)	(.23)	(.08)
Net realized gains	—	(.02)	(.69)	(.34)	(.11)	(.31)
Total distributions	(.07)	(.19)	(.86)	(.53)	(.34)	(.39)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.48	$ 12.63	$ 14.97	$ 13.43	$ 11.84	$ 10.50
Total Return (%)[b]	15.24**	(14.40)	17.95	18.19[c]	16.14	15.29[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,066	1,077	1,615	820	307	82
Ratio of expenses before expense reductions (%)	1.44*	1.38	1.37	1.42	1.41	1.53
Ratio of expenses after expense reductions (%)	1.44*	1.38	1.37	1.41	1.41	1.50
Ratio of net investment income (%)	2.14*	1.39	1.37	1.74	2.26	2.24
Portfolio turnover rate (%)	36**	136	114	132	171	231

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 12.52	$ 14.88	$ 13.40	$ 11.86	$ 10.52	$ 9.47
Income (loss) from investment operations: Net investment income[a]	.09	.09	.09	.13	.17	.13
Net realized and unrealized gain (loss)	1.76	(2.32)	2.19	1.88	1.43	1.23
Total from investment operations	1.85	(2.23)	2.28	2.01	1.60	1.36
Less distributions from: Net investment income	(.05)	(.11)	(.11)	(.13)	(.15)	(.00)***
Net realized gains	—	(.02)	(.69)	(.34)	(.11)	(.31)
Total distributions	(.05)	(.13)	(.80)	(.47)	(.26)	(.31)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.32	$ 12.52	$ 14.88	$ 13.40	$ 11.86	$ 10.52
Total Return (%)[b]	14.75**	(15.01)	17.07	17.21[c]	15.22	14.55[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	709	694	884	378	105	28
Ratio of expenses before expense reductions (%)	2.18*	2.15	2.13	2.19	2.20	2.29
Ratio of expenses after expense reductions (%)	2.18*	2.15	2.13	2.18	2.20	2.25
Ratio of net investment income (%)	1.41*	.66	.59	1.00	1.48	1.32
Portfolio turnover rate (%)	36**	136	114	132	171	231

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R6	Six Months Ended 6/30/16 (Unaudited)	Year Ended 12/31/15	Period Ended 12/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$ 12.57	$ 14.91	$ 15.59
Income (loss) from investment operations: Net investment income[b]	.17	.29	.15
Net realized and unrealized gain (loss)	1.75	(2.40)	(.05)
Total from investment operations	1.92	(2.11)	.10
Less distributions from: Net investment income	(.08)	(.21)	(.11)
Net realized gains	—	(.02)	(.67)
Total distributions	(.08)	(.23)	(.78)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 14.41	$ 12.57	$ 14.91
Total Return (%)	15.36c**	(14.22)[c]	.69**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.1
Ratio of expenses before expense reductions (%)	1.52*	1.51	1.06*
Ratio of expenses after expense reductions (%)	1.17*	1.15	1.06*
Ratio of net investment income (%)	2.53*	2.10	3.32*
Portfolio turnover rate (%)	36**	136	114[d]

[a] For the period from August 25, 2014 (commencement of operations) to December 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended December 31, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 12.58	$ 14.91	$ 13.37	$ 11.80	$ 10.46	$ 9.43
Income (loss) from investment operations: Net investment income[a]	.15	.22	.23	.24	.27	.26
Net realized and unrealized gain (loss)	1.76	(2.33)	2.19	1.88	1.44	1.18
Total from investment operations	1.91	(2.11)	2.42	2.12	1.71	1.44
Less distributions from: Net investment income	(.08)	(.20)	(.19)	(.21)	(.26)	(.10)
Net realized gains	—	(.02)	(.69)	(.34)	(.11)	(.31)
Total distributions	(.08)	(.22)	(.88)	(.55)	(.37)	(.41)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.41	$ 12.58	$ 14.91	$ 13.37	$ 11.80	$ 10.46
Total Return (%)	15.24**	(14.22)	18.19	18.28[b]	16.44	15.52[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,391	1,405	2,483	1,014	418	85
Ratio of expenses before expense reductions (%)	1.27*	1.20	1.18	1.25	1.24	1.27
Ratio of expenses after expense reductions (%)	1.27*	1.20	1.18	1.24	1.24	1.25
Ratio of net investment income (%)	2.33*	1.55	1.52	1.90	2.42	2.56
Portfolio turnover rate (%)	36**	136	114	132	171	231
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

Institutional Class	Six Months Ended 6/30/16 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 12.58	$ 14.90	$ 13.37	$ 11.79	$ 10.46	$ 9.42
Income (loss) from investment operations: Net investment income[a]	.16	.24	.24	.26	.28	.24
Net realized and unrealized gain (loss)	1.76	(2.33)	2.19	1.89	1.43	1.22
Total from investment operations	1.92	(2.09)	2.43	2.15	1.71	1.46
Less distributions from: Net investment income	(.08)	(.21)	(.21)	(.23)	(.27)	(.11)
Net realized gains	—	(.02)	(.69)	(.34)	(.11)	(.31)
Total distributions	(.08)	(.23)	(.90)	(.57)	(.38)	(.42)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.42	$ 12.58	$ 14.90	$ 13.37	$ 11.79	$ 10.46
Total Return (%)	15.38**	(14.09)	18.26	18.52	16.46	15.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	730	763	1,070	480	227	124
Ratio of expenses (%)	1.13*	1.09	1.09	1.10	1.10	1.18
Ratio of net investment income (%)	2.40*	1.70	1.61	2.01	2.48	2.38
Portfolio turnover rate (%)	36**	136	114	132	171	231
[a] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Infrastructure Fund (the "Fund") is a non-diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the six months ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2016, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $262,454,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax return for the prior three years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $1,273,316,494 and $1,866,720,839, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2 billion of the Fund's average daily net assets	.900%
Next $2 billion of such net assets	.875%
Next $2 billion of such net assets	.825%
Next $2 billion of such net assets	.775%
Over $8 billion of such net assets	.750%

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.89% of the Fund's average daily net assets.

For the period from January 1, 2016 through September 30, 2016 (through April 30, 2016 for Class R6 shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	1.47%
Class C	2.22%
Class R6	1.22%
Class S	1.32%
Institutional Class	1.22%

Effective May 1, 2016 through April 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.09% for Class R6 shares.

For the six months ended June 30, 2016, fees waived and/or expenses reimbursed for Class R6 were $2,302.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2016, the Administration Fee was $1,849,868, of which $311,065 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2016

Class A	$ 40,031	$ 26,268
Class C	17,855	10,354
Class R6	3,205	3,205
Class S	32,177	23,182
Institutional Class	15,143	10,950
	$ 108,411	$ 73,959

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended June 30, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2016
Class C	$ 2,526,400	$ 425,659

In addition, DDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the the six months ended June 30, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2016	Annualized Rate
Class A	$ 1,263,585	$ 426,980.25%
Class C	842,143	288,036.25%
	$ 2,105,728	$ 715,016

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2016 aggregated $39,142.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the the six months ended June 30, 2016, the CDSC for Class C shares aggregated $38,333. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2016, DDI received $71,666 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,235, of which $7,604 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,915,438	$ 91,805,316	39,274,251	$ 574,804,078
Class C	2,397,437	31,488,889	15,641,194	227,079,242
Class R6	27,037	350,133	92,843	1,353,488
Class S	19,316,627	256,749,765	65,393,066	946,018,468
Institutional Class	13,475,586	174,056,640	34,019,096	482,116,089
		$ 554,450,743		$ 2,231,371,365
Shares issued to shareholders in reinvestment of distributions
Class A	361,566	$ 5,188,461	1,397,328	$ 18,985,637
Class C	135,333	1,921,735	516,617	6,922,420
Class R6	143	2,025	865	12,222
Class S	466,849	6,635,767	1,932,701	26,299,268
Institutional Class	321,990	4,559,750	1,153,845	15,604,771
		$ 18,307,738		$ 67,824,318
Shares redeemed
Class A	(18,973,504)	$ (247,081,758)	(63,246,748)	$ (881,601,335)
Class C	(8,485,289)	(109,566,050)	(20,135,445)	(273,051,735)
Class R6	(14,505)	(196,064)	(15,433)	(214,819)
Class S	(35,034,601)	(445,498,458)	(122,123,748)	(1,688,199,431)
Institutional Class	(23,827,966)	(311,340,497)	(46,276,272)	(635,820,019)
		$ (1,113,682,827)		$ (3,478,887,339)
Redemption fees		$ 20,957		$ 30,592
Net increase (decrease)
Class A	(11,696,500)	$ (150,085,925)	(22,575,169)	$ (287,805,045)
Class C	(5,952,519)	(76,154,941)	(3,977,634)	(39,049,665)
Class R6	12,675	156,102	78,275	1,150,891
Class S	(15,251,125)	(182,099,277)	(54,797,981)	(715,862,782)
Institutional Class	(10,030,390)	(132,719,348)	(11,103,331)	(138,094,463)
		$ (540,903,389)		$ (1,179,661,064)

F. Global Infrastructure Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies will have a significant impact on the fund's performance. The Fund invests primarily in the securities of infrastructure-related companies, and will therefore be susceptible to adverse economic, business, regulatory or other occurrences affecting infrastructure-related companies. Infrastructure related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R6 limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2016 to June 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,152.40	$ 1,147.50	$ 1,153.60	$ 1,152.40	$ 1,153.80
Expenses Paid per $1,000*	$ 7.71	$ 11.64	$ 6.26	$ 6.80	$ 6.05
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/6	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/16	$ 1,017.70	$ 1,014.02	$ 1,019.05	$ 1,018.55	$ 1,019.24
Expenses Paid per $1,000*	$ 7.22	$ 10.92	$ 5.87	$ 6.37	$ 5.67

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Global Infrastructure Fund	1.44%	2.18%	1.17%	1.27%	1.13%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Global Infrastructure Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2015.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

The Board noted that, in connection with the 2013, 2014 and 2015 contract renewal processes, DIMA agreed to implement new management fee breakpoints.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	TOLLX	TOLCX	TOLSX	TOLIX
CUSIP Number	25156A 874	25156A 866	25156A 809	25156A 858
Fund Number	456	756	2156	1456

For shareholders of R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	TOLZX
CUSIP Number	25156A 718
Fund Number	1656

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Infrastructure Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	8/29/2016